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                                                                  EXHIBIT 10.14




                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated June 19, 1998 ("this Amendment") is entered into by BOOKS-A-MILLION, INC., a Delaware corporation ("BAM"), AMERICAN WHOLESALE BOOK COMPANY, INC., an Alabama corporation ("AWBC"; BAM and AWBC are sometimes together referred to as the "Borrowers"), AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama ("AmSouth"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation, NATIONSBANK, N.A., a national banking association, successor by merger to NationsBank, N.A. (South), a national banking association formerly known as NationsBank of Georgia, N.A., and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (collectively, the "Lenders"), and AMSOUTH BANK, an Alabama banking corporation formerly known as AmSouth Bank of Alabama, as agent for the Lenders (the "Agent").

                                    RECITALS

         A. The Borrowers, the Agent and the Lenders are parties to that certain Credit Agreement dated October 27, 1995 as amended by a First Amendment to Credit Agreement dated June 4, 1997 (collectively, the "Agreement") pursuant to which the Lenders have made available to the Borrowers a revolving credit facility in an aggregate principal amount outstanding not to exceed $90,000,000 (the "Revolving Facility"), the proceeds of which are to be used by the Borrowers for general corporate purposes.

         A. The Borrowers have applied to the Lenders for an extension of the Termination Date of the Revolving Facility until June 18, 2003, and for a provision permitting additional extensions of the Termination Date under agreed terms and conditions.

         B. The Lenders are willing to extend the Termination Date as requested only if, among other things, the Borrowers enter into this Amendment.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing Recitals, and to induce the Lenders to increase the amount of the Revolving Facility, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

         2. The defined term "Termination Date" set forth in Article I of the Agreement is hereby deleted and replaced in its entirety by the following:

         "Termination Date shall mean June 18, 2003, as the same may be extended from
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         time to time in accordance with Section 2.12 hereof."

         3. Section 2.12 of the Agreement is hereby deleted in its entirety and replaced by the following:

                  "SECTION 2.12 EXTENSION OF TERMINATION DATE 2.12 EXTENSION OF TERMINATION DATE. If the Borrowers have furnished to the Agent and the Lenders the financial statements referred to in Section 7.3 within the time set forth therein, the Borrowers may request, not earlier than thirty (30) days prior to June 19, 1999 and June 19, 2000, respectively, that the Termination Date be extended for an additional period of one year. The Agent shall notify the Borrowers in writing, within sixty (60) days of receipt of such request, of the decision of the Lenders as to whether to extend the Termination Date. Failure by the Agent to give such notice shall constitute refusal by the Lenders to extend the Termination Date. The Termination Date shall be extended only upon written consent of all Lenders."

         4. Pursuant to Section 10.2(b) of the Agreement, NationsBank, N.A. hereby designates the address and facsimile number set forth below its signature on the attached signature page as its notice address for all purposes under the Agreement.

         5. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by each of the Notes shall remain in full force and effect, as modified hereby, and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by any of the Notes or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by any of the Notes; (b) the liens, security interests, assignments and conveyances effected by the Agreement or the Loan Documents, or the priority thereof; (c) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of any of the Notes or the Agreement or the Loan Documents; or (d) any other security or instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

         6. All references in the Loan Documents to "Credit Agreement" shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

         7. The Borrowers hereby certify that the organizational documents of the Borrowers have not been amended since October 27, 1995.

         8. The Borrowers hereby represent and warrant to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof; and the Borrowers hereby certify that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

         9. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure



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to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         10. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Loan Documents not specifically mentioned herein.

         11. This Amendment shall be governed by the laws of the State of Alabama.


                 [Remainder of this page intentionally blank.]



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         IN WITNESS WHEREOF, each of the Borrowers, the Lenders and the Agent has caused this Amendment to be executed and delivered by its duly authorized corporate officer as of the day and year first above written.

                                      BOOKS-A-MILLION, INC.



                                      By: /s/ Sandra B. Cochran
                                         --------------------------------------
                                         Its Executive Vice President
                                            -----------------------------------



                                      AMERICAN WHOLESALE BOOK COMPANY, INC.



                                      By: /s/ Sandra B. Cochran
                                         --------------------------------------
                                         Its Executive Vice President
                                            -----------------------------------

                                      Hand Delivery Address:

                                      402 Industrial Lane
                                      Birmingham, Alabama 35211
                                      FAX: (205) 945-1772
                                      Attention: Chief Financial Officer

                                      Mailing Address:

                                      Post Office Box 19768
                                      Birmingham, Alabama 35219
                                      FAX: (205) 945-1772
                                      Attention: Chief Financial Officer
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                                      AMSOUTH BANK



                                      By: /s/ David A. Simmons
                                         --------------------------------------
                                         Its Senior Vice President

                                      Commitment Amount: $27,000,000

                                      Applicable Commitment Percentage: 30.000%

                                      Lending Office and Hand Delivery Address:

                                      7th Floor, AmSouth-Sonat Tower
                                      1900 Fifth Avenue North
                                      Birmingham, Alabama 35203
                                      FAX: (205) 801-0157
                                      Attention: David A. Simmons

                                      Mailing Address:

                                      P. O. Box 11007
                                      Birmingham, Alabama 35288
                                      FAX: (205) 801-0157
                                      Attention: David A. Simmons
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                                     SUNTRUST BANK, ATLANTA



                                     By: /s/ David J. Edge
                                        ---------------------------------------
                                        Its Vice President
                                           ------------------------------------



                                     By: /s/ John R. Frazer
                                        ---------------------------------------
                                        Its Vice President
                                           ------------------------------------

                                     Commitment Amount: $24,000,000

                                     Applicable Commitment Percentage: 26.667%

                                     Lending Office and Hand Delivery Address:

                                     25 Park Place N.E.
                                     Mail Code 120 - 24th Floor
                                     Atlanta, Georgia 30303
                                     FAX: (404) 827-6270
                                     Attention: F. McClellan Deaver, III

                                     Mailing Address:

                                     Post Office Box 4418
                                     Mail Code 120
                                     Atlanta, Georgia 30302
                                     FAX: (404) 827-6270
                                     Attention: F. McClellan Deaver, III
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                                     NATIONSBANK, N.A.



                                     By: /s/ Nancy S. Goldman
                                        ---------------------------------------
                                        Its: Vice President
                                            -----------------------------------

                                     Commitment Amount: $24,000,000

                                     Applicable Commitment Percentage: 26.667%

                                     Lending Office, Hand Delivery and Mailing

                                     Address:

                                     600 Peachtree Street, N.E.
                                     9th Floor
                                     Atlanta, Georgia 30308-2213
                                     FAX: (404) 607-6467
                                     Attention: Nancy S. Goldman
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                                     SOUTHTRUST BANK, NATIONAL
                                     ASSOCIATION



                                     By: /s/ J. Burton McDonald
                                        ---------------------------------------
                                        Its: Group Vice President
                                            -----------------------------------

                                     Commitment Amount: $15,000,000

                                     Applicable Commitment Percentage: 16.666%

                                     Lending Office and Hand Delivery Address:

                                     6th Floor, SouthTrust Tower
                                     420 North 20th Street
                                     Birmingham, Alabama 35203
                                     FAX: (205) 254-5911
                                     Attention: J. Burton McDonald, Jr.

                                     Mailing Address:

                                     Post Office Box 2554
                                     Birmingham, Alabama 35290
                                     Attention: J. Burton McDonald, Jr.
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                                     AMSOUTH BANK, as Agent



                                     By: /s/ David A. Simmons
                                        ---------------------------------------
                                        Its Senior Vice President